EXHIBIT 10.58

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SILICON VALLEY BANK

                               LIMITED WAIVER AND
                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:         VISEON, INC.

DATE:             MARCH 26, 2002


         THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated December 5, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. WAIVER OF DEFAULT. Silicon and Borrower agree that the Borrower's existing default under the Loan Agreement due to the Borrower's failure to comply with the Minimum Tangible Net Worth Financial Covenant set forth in
Section 5 of the Schedule to Loan and Security Agreement entitled "5. FINANCIAL COVENANTS (Section 5.1)" for the reporting period ending January 31, 2002 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

         2. MODIFIED CREDIT LIMIT. That portion of Section 1 of the Schedule to Loan and Security Agreement that reads as follows:

                  "1. CREDIT LIMIT
                    (Section 1.1):

                           An amount not to exceed the lesser of a total of $1,500,000 at any one time outstanding (the "Maximum Credit Limit"), or the sum of (a) and (b) below:

                                    (a) 75% of the amount of Borrower's Eligible
                                    Receivables (as defined in Section 8 above), plus

                                    (b) an amount not to exceed the lesser of:


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                        (1) 45% of the value of Borrower's
                                        Eligible Inventory (as defined in
                                        Section 8 above), calculated at the
                                        lower of cost or market value and
                                        determined on a first-in, first-out
                                        basis, or

                                        (2) an amount equal to 35% of the
                                        aggregate of Borrower's Eligible
                                        Receivables under this Agreement and
                                        Borrower's Eligible Receivables under
                                        the Exim Agreement (as defined below),
                                        or

                                        (3) $1,000,000;

                           provided that the total outstanding Obligations under this Loan Agreement and under the Exim Agreement shall not at any time exceed $2,500,000 (the "Overall Credit Limit")."

is hereby amended in its entirety to read as follows:

                  "1. CREDIT LIMIT
                    (Section 1.1):

                           An amount not to exceed the lesser of a total of $1,500,000 at any one time outstanding (the "Maximum Credit Limit"), or the sum of (a) and (b) below:

                                    (a) 75% of the amount of Borrower's Eligible
                                    Receivables (as defined in Section 8 above), plus

                                    (b) an amount not to exceed the lesser of:

                                        (1) 40% of the value of Borrower's
                                        Eligible Inventory (as defined in
                                        Section 8 above), calculated at the
                                        lower of cost or market value and
                                        determined on a first-in, first-out
                                        basis, or

                                        (2) an amount equal to 35% of the
                                        aggregate of Borrower's Eligible
                                        Receivables under this Agreement and
                                        Borrower's Eligible Receivables under
                                        the Exim Agreement (as defined below),
                                        or

                                        (3) $500,000;

                           provided that the total outstanding Obligations under this Loan Agreement and under the Exim Agreement shall not at any time exceed $2,500,000 (the "Overall Credit Limit")."

         3. MODIFIED TANGIBLE NET WORTH. The Minimum Tangible Net Worth financial covenant set forth in Section 5 of the Schedule to Loan and Security Agreement and entitled "5. FINANCIAL COVENANTS (Section 5.1)" is hereby amended to read as follows:


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                  "MINIMUM TANGIBLE
                   NET WORTH:       Borrower shall maintain a Tangible Net Worth
                                    of not less than the following:

                                    For the months ending February 28, 2002 and March 31, 2002: $350,000, plus 75% of the total consideration received by Borrower after February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received; and

                                    For the month ending April 30, 2002:
                                    $400,000, plus 75% of the total
                                    consideration received by Borrower after
                                    February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received; and

                                    For the months ending May 31, 2002 and June
                                    30, 2002: $450,000, plus 75% of the total
                                    consideration received by Borrower after
                                    February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received; and

                                    For the months ending July 31, 2002 and
                                    August 31, 2002: $500,000, plus 75% of the
                                    total consideration received by Borrower after February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received; and

                                    For the months ending September 30, 2002 and October 31, 2002: $550,000, plus 75% of the total consideration received by Borrower after February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received; and


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                    For the month ending November 30, 2002 and
                                    each month ending thereafter: $600,000, plus
                                    75% of the total consideration received by Borrower after February 1, 2002, in consideration for the issuance by Borrower of its equity securities (exclusive of the exercise of employee stock options and the Future Digital Investors Infusion) and subordinated debt, effective on the date such consideration is received."

         4. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $7,500, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                  SILICON:

VISEON, INC.                               SILICON VALLEY BANK


BY                                         BY
   ----------------------------------         ----------------------------------
     PRESIDENT OR VICE PRESIDENT           TITLE
                                                 -------------------------------

BY
   ----------------------------------
     SECRETARY OR ASS'T SECRETARY


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

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SILICON VALLEY BANK

                               LIMITED WAIVER AND
                           AMENDMENT TO LOAN DOCUMENTS
                                 (EXIM PROGRAM)


BORROWER:         VISEON, INC.

DATE:             MARCH 26, 2002


         THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM) is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement (Exim Program) between them, dated December 5, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. WAIVER OF DEFAULT. Silicon and Borrower agree that the Borrower's existing default under the Loan Agreement due to the Borrower's failure to comply with the Minimum Tangible Net Worth Financial Covenant set forth in Non-Exim Agreement for the reporting period ending January 31, 2002 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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the Loan Agreement, and all other documents and agreements between Silicon and
Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                  SILICON:

VISEON, INC.                               SILICON VALLEY BANK


BY                                         BY
   ----------------------------------         ----------------------------------
     PRESIDENT OR VICE PRESIDENT           TITLE
                                                 -------------------------------

BY
   ----------------------------------
     SECRETARY OR ASS'T SECRETARY


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